                                                                    EXHIBIT 10.1

                        CONFIDENTIAL SEPARATION AGREEMENT
                        AND GENERAL RELEASE OF ALL CLAIMS

       This Confidential Separation Agreement and General Release of All Claims ("Agreement") is made by and between Genetronics, Inc. ("Genetronics") and Martin Nash ("Nash") with respect to the following facts:

A.     Nash is currently employed by Genetronics as the Chief Executive Officer.

B.     Nash's employment will cease effective May 14, 2001 ("Separation Date").

C. Nash is the recipient of certain stock option grants of Genetronics' stock as evidenced by the Grant Detail Report attached hereto as Exhibit
       A. All such options that were fully vested as of May 14, 2001 shall remain exercisable until January 15, 2002. Any vested but unexercised options shall expire at 5 p.m on January 15, 2002

D. The parties desire to settle all claims and issues that have, or could have been raised, in relation to Nash's employment with Genetronics and arising out of or in any way related to the acts, transactions or occurrences between Nash and Genetronics to date, including, but not limited to, Nash's employment with Genetronics or the separation of that employment, on the terms set forth below.

       THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, it is agreed by and between the undersigned as follows:

SEVERANCE PACKAGE. GENETRONICS AGREES TO PROVIDE NASH WITH THE FOLLOWING PAYMENTS AND BENEFITS ("SEVERANCE PACKAGE") TO WHICH HE IS NOT OTHERWISE ENTITLED. NASH ACKNOWLEDGES AND AGREES THAT THIS SEVERANCE PACKAGE CONSTITUTES ADEQUATE LEGAL CONSIDERATION FOR THE PROMISES AND REPRESENTATIONS MADE BY HIM IN THIS AGREEMENT.

Severance Payment. Genetronics agrees to pay Nash the equivalent of twelve months' base salary, less all appropriate federal and state income and employment taxes ("Severance Payment"). The Severance Payment will be made in accordance with Genetronics' regular payroll schedule beginning on the first payday following the Effective Date as described in paragraph 0, below.

Continuation of Group Health Benefits. Nash will continue to receive group health insurance benefits on the same terms as during Nash's employment for twelve (12) months following the Separation Date, provided Genetronics' insurance carrier allows for such benefits continuation. In the event Genetronics' insurance carrier does not allow such coverage continuation, Genetronics agrees to pay the premiums required to continue Nash's group health care coverage for the twelve (12) month period, under the applicable provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), provided that Nash elects to continue and remains eligible for these benefits under COBRA, and does not obtain health coverage through another employer during this period.

Stock Options. Nash shall have until January 15, 2002 to exercise any vested stock options.

Automobile Lease. As a benefit of his employment with Genetronics, Nash was provided with the use of a leased vehicle pursuant to agreement dated November 30, 1998. Nash agrees that, as a condition of this Severance Package Genetronics shall deduct from the Severance Payment above the monthly lease payments for said vehicle. At the termination of the Severance Payment, Nash shall be responsible for any continuing payments under the lease agreement.



                  1.5 Resignation. Genetronics agrees to characterize Nash's separation as a voluntary resignation.

TRANSITION ASSISTANCE. FROM THE DATE OF THIS AGREEMENT UNTIL NOVEMBER 15, 2001 , NASH AGREES TO MAKE HIMSELF AVAILABLE, AS NEEDED, WITHOUT ANY ADDITIONAL COMPENSATION, TO ANSWER BUSINESS-RELATED QUESTIONS BY TELEPHONE OR IN PERSON AT MUTUALLY CONVENIENT TIMES AS DEEMED NECESSARY BY GENETRONICS. IN ORDER TO EFFECT THIS ASSISTANCE, NASH AGREES TO EXECUTE A CONSULTING AGREEMENT, THE FORM OF WHICH IS ATTACHED HERETO AS EXHIBIT B.

GENERAL RELEASE.

The parties hereto unconditionally, irrevocably and absolutely release and discharge each other (collectively, "Released Parties"), from all claims related in any way to the transactions or occurrences between them to date, to the fullest extent permitted by law, including, but not limited to, Nash's employment with Genetronics, the termination of Nash's employment, and all other losses, liabilities, claims, charges, demands and causes of action, known or unknown, suspected or unsuspected, arising directly or indirectly out of or in any way connected with Nash's employment with Genetronics. This release is intended to have the broadest possible application and includes, but is not limited to, any tort, contract, common law, constitutional or other statutory claims, including, but not limited to alleged violations of the California Labor Code or the federal Fair Labor Standards Act, Title VII of the Civil Rights Act of 1964 and the California Fair Employment and Housing Act, the Americans with Disabilities Act, the Age Discrimination in Employment Act of 1967, as amended, and all claims for attorneys' fees, costs and expenses.

The parties acknowledge that they may discover facts or law different from, or in addition to, the facts or law that they know or believe to be true with respect to the claims released in this Agreement and agree, nonetheless, that this Agreement and the release contained in it shall be and remain effective in all respects notwithstanding such different or additional facts or the discovery of them.

The parties declare and represent that they intend this Agreement to be complete and not subject to any claim of mistake, and that the release herein expresses a full and complete release and, regardless of the adequacy or inadequacy of the consideration, the parties intend the release herein to be final and complete. The Parties execute this release with the full knowledge that this release covers all possible claims against the Released Parties, to the fullest extent permitted by law.

The Parties expressly waive their right to recovery of any type, including damages or reinstatement, in any administrative or court action, whether state or federal, and whether brought by a party or on a party's behalf, related in any way to the matters released herein.

CALIFORNIA CIVIL CODE SECTION 1542 WAIVER. THE PARTIES EXPRESSLY ACKNOWLEDGE AND AGREE THAT ALL RIGHTS UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE ARE EXPRESSLY WAIVED. THAT SECTION PROVIDES:
          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

REPRESENTATION CONCERNING FILING OF LEGAL ACTIONS. THE PARTIES REPRESENT THAT, AS OF THE DATE OF THIS AGREEMENT, THEY HAVE NOT FILED ANY LAWSUITS, CHARGES, COMPLAINTS, PETITIONS, CLAIMS OR OTHER ACCUSATORY PLEADINGS AGAINST EACH OTHER IN ANY COURT OR WITH ANY GOVERNMENTAL AGENCY. THE PARTIES FURTHER AGREE THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, THEY WILL NOT PROSECUTE, NOR ALLOW TO BE PROSECUTED ON THEIR BEHALF, IN ANY ADMINISTRATIVE AGENCY, WHETHER STATE OR FEDERAL, OR IN ANY COURT, WHETHER STATE OR FEDERAL, ANY CLAIM OR DEMAND OF ANY TYPE RELATED TO THE MATTERS RELEASED ABOVE, IT BEING THE INTENTION OF THE PARTIES THAT WITH THE EXECUTION OF THIS RELEASE, THE RELEASED PARTIES WILL BE ABSOLUTELY, UNCONDITIONALLY AND FOREVER DISCHARGED OF AND FROM ALL OBLIGATIONS TO OR ON BEHALF OF EACH OTHER RELATED IN ANY WAY TO THE MATTERS DISCHARGED HEREIN.

NONDISPARAGEMENT. THE PARTIES AGREE THAT THEY WILL NOT MAKE ANY VOLUNTARY STATEMENTS, WRITTEN OR ORAL, OR CAUSE OR ENCOURAGE OTHERS TO MAKE ANY SUCH STATEMENTS THAT DEFAME, DISPARAGE OR IN ANY WAY CRITICIZE THE PERSONAL AND/OR BUSINESS REPUTATIONS, PRACTICES OR CONDUCT OF EACH OTHER.

CONFIDENTIALITY AND RETURN OF GENETRONICS PROPERTY.

Confidential Separation Information. The parties agree that the terms and conditions of this Agreement, as well as the discussions that led to the terms and conditions of this Agreement (collectively referred to as the "Confidential Separation Information") are intended to remain confidential between Nash and Genetronics. The parties further agree that they will not disclose the Confidential Separation Information to any other persons, except that they may disclose such information to immediate family members an their attorney(s) and accountant(s), if any, to the extent needed for legal advice or income tax reporting purposes and Nash may disclose the terms of this Agreement with his wife. When releasing this information to any such person, the parties shall advise the person receiving the information of its confidential nature. Neither party, nor anyone to whom the Confidential Separation Information has been disclosed will respond to, or in any way participate in or contribute to, any public discussion, notice or other publicity concerning the Confidential Separation Information. Without limiting the generality of the foregoing, the parties specifically agree that neither they, their attorneys nor their accountants, if any, shall disclose the Confidential Separation Information to any current, former or prospective employee of Genetronics, except for those who have a need to know the Information. Nothing in this section will preclude the parties from disclosing information required in response to a subpoena duly issued by a court of law or a government agency having jurisdiction or power to compel such disclosure, or from giving full, truthful and cooperative answers in response to a duly issued subpoena.

Confidential or Proprietary Information. Nash also agrees that he will not use, remove from Genetronics' premises, make unauthorized copies of or disclose any confidential or proprietary information of Genetronics or any affiliated or related entities, including but not limited to, their trade secrets, copyrighted information, customer lists, any information encompassed in any research and development, reports, work in progress, drawings, software, computer files or models, designs, plans, proposals, marketing and sales programs, financial projections, and all concepts or ideas, materials or information related to the business or sales of Genetronics and any affiliated or related entities that has not previously been released to the public by an authorized representative of those companies.

Continuing Obligations. If Nash has signed a Confidentiality or Proprietary Rights Agreement (or any other agreement protecting the confidentiality of Genetronics information), Nash understands that certain terms and conditions of that agreement survive the termination of Nash's employment and as such Nash agrees to abide by such surviving provisions of the agreement.

Return of Company Property. Nash understands and agrees that as a condition of receiving the Severance Package in paragraph 0, all Company property must be returned to Genetronics on or before the Separation Date. By signing this Agreement, Nash represents and warrants that he will have returned to Genetronics on or before the Separation Date, all Genetronics property, including all confidential and proprietary information, as described in paragraph 0 above and all materials and documents containing trade secrets and copyrighted materials, including all copies and excerpts of the same.

NON-SOLICITATION. NASH UNDERSTANDS AND AGREES THAT GENETRONICS' EMPLOYEES AND CUSTOMERS AND ANY INFORMATION REGARDING GENETRONICS EMPLOYEES AND/OR CUSTOMERS IS CONFIDENTIAL AND CONSTITUTES TRADE SECRETS. AS SUCH, FOR A PERIOD OF ONE YEAR FOLLOWING THE SEPARATION DATE, NASH AGREES NOT TO, DIRECTLY OR INDIRECTLY, SEPARATELY OR IN ASSOCIATION WITH OTHERS:

Interfere with, impair, disrupt or damage Genetronics' relationship with any of its customers or prospective customers by soliciting, or encouraging or causing others to solicit or encourage, any of them for the purpose of diverting or taking away the business such customers have with Genetronics; or

Interfere with, impair, disrupt or damage Genetronics' business by soliciting, encouraging or causing others to solicit or encourage any of Genetronics' employees to discontinue their employment with Genetronics.

ENFORCEMENT. IF NASH BREACHES ANY OF THE TERMS IN PARAGRAPHS 0, 0, OR 0 ABOVE OR THEIR SUBPARTS, GENETRONICS WILL IMMEDIATELY CEASE MAKING THE SEPARATION PAYMENTS DESCRIBED IN SUBPARAGRAPH 0 ABOVE, TO THE EXTENT THOSE PAYMENTS HAVE NOT YET BEEN MADE. THIS SHALL IN NO WAY LIMIT GENETRONICS' RIGHT TO PURSUE ALL LEGAL AND EQUITABLE REMEDIES AVAILABLE TO IT AS A RESULT OF NASH'S BREACH OF THIS AGREEMENT.

ARBITRATION OF DISPUTES. THE PARTIES AGREE TO ARBITRATE ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THE ENFORCEMENT OF THIS AGREEMENT, OR FOR THE BREACH HEREOF, OR THE INTERPRETATION HEREOF. THE ARBITRATION SHALL BE BEFORE A SINGLE, NEUTRAL ARBITRATOR SELECTED BY THE PARTIES. IF THE PARTIES ARE UNABLE TO AGREE ON A SINGLE NEUTRAL ARBITRATOR, THE ARBITRATOR SHALL BE SELECTED IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION FOR EMPLOYMENT DISPUTES. THE ARBITRATOR SHALL HAVE THE POWER TO ENTER ANY AWARD THAT COULD BE ENTERED BY A JUDGE OF A TRIAL COURT OF THE STATE OF CALIFORNIA, AND ONLY SUCH POWER, AND SHALL FOLLOW THE LAW. IN THE EVENT THE ARBITRATOR DOES NOT FOLLOW THE LAW, THE ARBITRATOR WILL HAVE EXCEEDED THE SCOPE OF HIS OR HER AUTHORITY AND THE PARTIES MAY, AT THEIR OPTION, FILE A MOTION TO VACATE THE AWARD IN COURT. THE PARTIES AGREE TO ABIDE BY AND PERFORM ANY AWARD RENDERED BY THE ARBITRATOR. THE ARBITRATOR SHALL ISSUE THE AWARD IN WRITING AND THEREIN STATE THE ESSENTIAL FINDINGS AND CONCLUSIONS ON WHICH THE AWARD IS BASED. JUDGMENT ON THE AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. IN NO EVENT SHALL THE DEMAND FOR ARBITRATION BE MADE AFTER THE DATE WHEN INSTITUTION OF LEGAL OR EQUITABLE PROCEEDINGS BASED ON SUCH CLAIM, DISPUTE OR OTHER MATTER IN QUESTION WOULD BE BARRED BY THE APPLICABLE STATUTE OF LIMITATIONS. THIS AGREEMENT TO ARBITRATE SHALL BE SPECIFICALLY ENFORCEABLE UNDER THE PREVAILING ARBITRATION LAW, AND SHALL BE IN ACCORDANCE WITH THE PROCEDURES ESTABLISHED FOR ARBITRATION IN THE CALIFORNIA CODE OF CIVIL PROCEDURE. THE PARTIES UNDERSTAND THAT BY AGREEING TO ARBITRATE THEIR DISPUTES, THEY ARE GIVING UP THEIR RIGHT TO HAVE THEIR DISPUTES HEARD IN A COURT OF LAW AND, IF APPLICABLE, BY A JURY.

NO ADMISSIONS. BY ENTERING INTO THIS AGREEMENT, THE RELEASED PARTIES MAKE NO ADMISSION THAT THEY HAVE ENGAGED, OR ARE NOW ENGAGING, IN ANY UNLAWFUL CONDUCT. THE PARTIES UNDERSTAND AND ACKNOWLEDGE THAT THIS AGREEMENT IS NOT AN ADMISSION OF LIABILITY AND SHALL NOT BE USED OR CONSTRUED AS SUCH IN ANY LEGAL OR ADMINISTRATIVE PROCEEDING.

OLDER WORKERS' BENEFIT PROTECTION ACT. THIS AGREEMENT IS INTENDED TO SATISFY THE REQUIREMENTS OF THE OLDER WORKERS' BENEFIT PROTECTION ACT, 29 U.S.C. SEC. 626(F). THE FOLLOWING GENERAL PROVISIONS, ALONG WITH THE OTHER PROVISIONS OF THIS AGREEMENT, ARE AGREED TO FOR THIS PURPOSE:

Nash acknowledges and agrees that he has read and understands the terms of this Agreement.

Nash acknowledges that this Agreement advises him in writing that he may consult with an attorney before executing this Agreement, and that he has obtained and considered such legal counsel as he deems necessary, such that he is entering into this Agreement freely, knowingly, and voluntarily.

Nash acknowledges that he has been given at least twenty-one (21) days in which to consider whether or not to enter into this Agreement. Nash understands that, at his option, Nash may elect not to use the full 21-day period.

This Agreement shall not become effective or enforceable until the eighth day after Nash signs this Agreement. In other words, Nash may revoke his acceptance of this Agreement within seven (7) days after the date he signs it. Nash's revocation must be in writing and received by the Genetronics representative designated to sign this Agreement by 5:00 p.m. P.D.T. on the seventh day in order to be effective. If Nash does not revoke acceptance within the seven (7) day period, Nash's acceptance of this Agreement shall become binding and enforceable on the eighth day ("Effective Date"). The payments and benefits described in the Severance Package above shall become due and payable in accordance with the terms and conditions described in paragraph 0 above and its subparts, provided this Agreement has not been revoked.

This Agreement does not waive or release any rights or claims that Employee may have under the Age Discrimination in Employment Act that arise after the execution of this Agreement.

SEVERABILITY. IN THE EVENT AN ARBITRATOR OR A COURT OF COMPETENT JURISDICTION SHALL FIND ANY PROVISION OF THIS AGREEMENT UNENFORCEABLE, THE PROVISION SHALL BE DEEMED MODIFIED TO THE EXTENT NECESSARY TO ALLOW ENFORCEABILITY OF THE PROVISION AS SO LIMITED.

APPLICABLE LAW. THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED ACCORDING TO THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF CALIFORNIA.

BINDING ON SUCCESSORS. THE PARTIES AGREE THAT THIS AGREEMENT SHALL BE BINDING ON, AND INURE TO THE BENEFIT OF, HIS OR ITS SUCCESSORS, HEIRS AND/OR ASSIGNS.

FULL DEFENSE. THIS AGREEMENT MAY BE PLED AS A FULL AND COMPLETE DEFENSE TO, AND MAY BE USED AS A BASIS FOR AN INJUNCTION AGAINST, ANY ACTION, SUIT OR OTHER PROCEEDING THAT MAY BE PROSECUTED, INSTITUTED OR ATTEMPTED BY NASH IN BREACH HEREOF. NASH AGREES THAT IN THE EVENT AN ACTION OR PROCEEDING IS INSTITUTED BY THE RELEASED PARTIES IN ORDER TO ENFORCE THE TERMS OR PROVISIONS OF THIS AGREEMENT, THE RELEASED PARTIES SHALL BE ENTITLED TO AN AWARD OF REASONABLE COSTS AND ATTORNEYS' FEES INCURRED IN CONNECTION WITH ENFORCING THIS AGREEMENT.

GOOD FAITH. THE PARTIES AGREE TO DO ALL THINGS NECESSARY AND TO EXECUTE ALL FURTHER DOCUMENTS NECESSARY AND APPROPRIATE TO CARRY OUT AND EFFECTUATE THE TERMS AND PURPOSES OF THIS AGREEMENT.

ENTIRE AGREEMENT; MODIFICATION. THIS AGREEMENT, INCLUDING THE STOCK OPTION PLAN AND ASSOCIATED GRANT DOCUMENTS HEREIN INCORPORATED BY REFERENCE AND ANY CONFIDENTIALITY OR PROPRIETARY RIGHTS AGREEMENT SIGNED BY NASH, IS INTENDED TO BE THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDES AND CANCELS ANY AND ALL OTHER AND PRIOR AGREEMENTS, WRITTEN OR ORAL, BETWEEN THE PARTIES REGARDING THIS SUBJECT MATTER. IT IS AGREED THAT THERE ARE NO COLLATERAL AGREEMENTS OR REPRESENTATIONS, WRITTEN OR ORAL, REGARDING THE TERMS AND CONDITIONS OF NASH'S SEPARATION OF EMPLOYMENT WITH GENETRONICS AND SETTLEMENT OF ALL CLAIMS BETWEEN THE PARTIES OTHER THAN THOSE SET FORTH IN THIS AGREEMENT. THIS AGREEMENT MAY BE AMENDED ONLY BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES HERETO.

        19. Counterparts and Authority to Execute: This Agreement may be executed in counterparts and facsimile signatures are, for purposes of this Agreement, deemed to have the full force and effect of original signatures. The individuals executing this Agreement have the full requisite authority to bind the respective parties they represent.

        THE PARTIES TO THIS AGREEMENT HAVE READ THE FOREGOING AGREEMENT AND FULLY UNDERSTAND EACH AND EVERY PROVISION CONTAINED HEREIN. WHEREFORE, THE PARTIES HAVE EXECUTED THIS AGREEMENT ON THE DATES SHOWN BELOW.

Dated:                                 By:        /s/ Martin Nash
      ----------------------------        --------------------------------------
                                                     Martin Nash



Dated: July 17, 2001                   By:       /s/ Grant W. Denison
      ----------------------------        --------------------------------------
                                                    Genetronics Inc.